UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-21340

DWS RREEF Real Estate Fund II, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  JUNE 30, 2009

Semiannual Report to Stockholders

DWS RREEF Real Estate Fund II, Inc. Ticker Symbol: SRO

Contents

5 Performance Summary

7 Portfolio Summary

9 Consolidated Investment Portfolio

13 Consolidated Financial Statements

16 Consolidated Financial Highlights

18 Notes to Consolidated Financial Statements

28 Other Information

29 Stockholder Meeting Results

30 Dividend Reinvestment and Cash Purchase Plan

33 Additional Information

34 Privacy Statement

35 Information Regarding Stockholder Rights Plan

Investments in funds involve risk. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of DWS RREEF Real Estate Fund II, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2009

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Returns and rankings based on net asset value during all periods shown reflect a fee and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Average Annual Return as of 6/30/09
	3-Month‡	6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Based on Net Asset Value(a)	37.04%	-17.78%	-92.94%	-61.19%	-37.93%	-31.85%
Based on Market Value(a)	25.58%	-18.18%	-94.35%	-62.83%	-40.16%	-35.94%
NAREIT Equity REIT Index(b)	28.85%	-12.21%	-43.29%	-18.00%	-2.73%	.75%
Lipper Closed-End Real Estate Funds Category(c)	42.95%	-1.03%	-52.34%	-28.23%	-12.53%	-10.37%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on August 29, 2003. Index comparison began on August 31, 2003.
a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.
b The NAREIT Equity REIT Index is an unmanaged, unleveraged weighted index of REITs which own, or have "equity interest" in, real estate (rather than making loans secured by real estate collateral). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
c Lipper's Closed-End Real Estate Funds category represents Funds that invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End Real Estate Funds Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.
Net Asset Value and Market Price
	As of 6/30/09	As of 12/31/08
Net Asset Value	$ .74	$ .90
Market Price	$ .54	$ .66

Prices and Net Asset Value fluctuate and are not guaranteed.

Lipper Rankings — Closed-End Real Estate Funds Category as of 6/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	24	of	24	96
3-Year	20	of	20	96
5-Year	16	of	16	95

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Summary

Asset Allocation (As a % of Consolidated Investment Portfolio)	6/30/09	12/31/08

Common Stocks	75%	38%
Preferred Stocks	24%	52%
Cash Equivalents	1%	10%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	6/30/09	12/31/08

Shopping Centers	21%	12%
Apartments	18%	8%
Health Care	14%	20%
Hotels	12%	24%
Diversified	12%	10%
Industrials	9%	3%
Office	6%	19%
Storage	4%	2%
Regional Malls	4%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2009 (69.1% of Net Assets applicable to common shareholders)
1. Cedar Shopping Centers, Inc. Manager of shopping centers	8.8%
2. Associated Estates Realty Corp. Operates as a self-administrated and self-managed real estate investment trust	7.6%
3. Saul Centers, Inc. Operates and manages a portfolio of shopping centers and office properties	7.4%
4. ProLogis Owner, manager and developer of global corporate distribution facilities	6.9%
5. Host Hotels & Resorts, Inc. Owns and holds controlling interest in full-service hotels	6.7%
6. Duke Realty Corp. Owner and developer of industrial and retail properties	6.5%
7. Canyon Ranch Holdings LLC Operator of hotels	6.4%
8. Regency Centers Corp. Owner, developer and operator of community shopping centers	6.3%
9. Equity Residential Operator of multifamily properties	6.3%
10. Public Storage Owner and operator of personal and business mini-warehouses	6.2%

Consolidated portfolio holdings are subject to change.

For more complete details about the Fund's consolidated investment portfolio, see page 9. A quarterly Fact Sheet is available upon request. A complete list of the Fund's consolidated portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of consolidated portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete consolidated portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Consolidated Investment Portfolio
as of June 30, 2009 (Unaudited)

(Ratios are shown as a percentage of Net Assets)

	Shares	Value ($)

Common Stocks 115.2%
Real Estate Investment Trusts ("REITs") 115.2%
Apartments 20.2%
AvalonBay Communities, Inc.	29,100	1,627,854
BRE Properties, Inc.	62,650	1,488,564
Equity Residential	79,800	1,773,954
Essex Property Trust, Inc.	12,900	802,767
		5,693,139
Diversified 12.7%
Digital Realty Trust, Inc.	11,782	422,385
Duke Realty Corp.	210,550	1,846,524
Washington Real Estate Investment Trust	58,850	1,316,474
		3,585,383
Health Care 21.6%
Cogdell Spencer, Inc.	144,528	620,025
HCP, Inc.	76,350	1,617,856
Health Care REIT, Inc.	27,600	941,160
LTC Properties, Inc.	48,350	988,758
Medical Properties Trust, Inc.	144,550	877,419
Senior Housing Properties Trust	63,100	1,029,792
		6,075,010
Hotels 10.6%
Canyon Ranch Holdings LLC (Units) (a)	864,000	1,814,400
Hospitality Properties Trust	99,800	1,186,622
		3,001,022
Industrial 13.5%
AMB Property Corp.	55,700	1,047,717
DCT Industrial Trust, Inc.	96,300	392,904
Liberty Property Trust	17,400	400,896
ProLogis	242,250	1,952,535
		3,794,052
Office 8.5%
BioMed Realty Trust, Inc.	55,450	567,253
Government Properties Income Trust*	21,950	450,634
HRPT Properties Trust	23,396	94,988
Kilroy Realty Corp.	61,600	1,265,264
		2,378,139
Regional Malls 5.8%
Simon Property Group, Inc.	31,900	1,640,617
Shopping Centers 16.1%
Inland Real Estate Corp.	206,500	1,445,500
Regency Centers Corp.	51,350	1,792,628
Weingarten Realty Investors	90,600	1,314,606
		4,552,734
Storage 6.2%
Public Storage	26,600	1,741,768
Total Common Stocks (Cost $54,988,412)		32,461,864

Preferred Stocks 36.5%
Real Estate Investment Trusts 36.5%
Apartments 7.6%
Associated Estates Realty Corp., Series II, 8.7%	118,300	2,141,230
Diversified 4.8%
NorthStar Realty Finance Corp., Series B, 8.25%	125,100	1,338,570
Health Care 0.2%
LTC Properties, Inc., Series F, 8.0%	3,000	68,100
Hotels 7.7%
Eagle Hospitality Properties Trust, Inc., Series A, 8.25%	348,200	34,820
FelCor Lodging Trust, Inc., Series C, 8.0%	43,100	249,118
Host Hotels & Resorts, Inc., Series E, 8.875%	91,800	1,893,375
		2,177,313
Shopping Centers 16.2%
Cedar Shopping Centers, Inc., Series A, 8.875%	155,000	2,478,450
Saul Centers, Inc., Series B, 9.0%	94,200	2,078,994
		4,557,444
Total Preferred Stocks (Cost $23,482,082)		10,282,657

Cash Equivalents 0.9%
Cash Management QP Trust, 0.27% (b) (Cost $251,912)	251,912	251,912
	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $78,722,406)+	152.6	42,996,433
Other Assets and Liabilities, Net	(2.9)	(815,740)
Preferred Stock, at Liquidation Value	(49.7)	(14,000,000)
Net Assets Applicable to Common Shareholders	100.0	28,180,693
* Non-income producing security.
+ The cost for federal income tax purposes was $82,196,109. At June 30, 2009, net unrealized depreciation for all securities based on tax cost was $39,199,676. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $402,612 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $39,602,288.
(a) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Canyon Ranch Holdings LLC	January 2005	21,600,000	1,814,400	6.4
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At June 30, 2009, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Depreciation ($)
1/29/2008 1/29/2018	14,000,000[1]	Fixed — 4.275%	USD — Floating LIBOR BBA	(731,138)
Counterparty: [1] UBS Securities LLC BBA: British Bankers' Association LIBOR: Represents the London InterBank Offered Rate

For information on the Fund's policy and additional disclosures regarding interest rate swaps, please refer to the Derivatives section of Note A in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," as amended, establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stock and/or Other Equity Investments
Apartments	$ 7,834,369	$ —	$ —	$ 7,834,369
Diversified	4,923,953	—	—	4,923,953
Health Care	6,143,110	—	—	6,143,110
Hotels	3,329,115	—	1,849,220	5,178,335
Industrial	3,794,052	—	—	3,794,052
Office	2,378,139	—	—	2,378,139
Regional Malls	1,640,617	—	—	1,640,617
Shopping Centers	9,110,178	—	—	9,110,178
Storage	1,741,768	—	—	1,741,768
Short-Term Investments	—	251,912	—	251,912
Total	$ 40,895,301	$ 251,912	$ 1,849,220	$ 42,996,433
Liabilities
Derivatives (c)	—	(731,138)	—	(731,138)
Total	$ —	$ (731,138)	$ —	$ (731,138)
(c) Derivatives include unrealized depreciation on open interest rate swaps.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Common Stock and/or Other Equity Investments
Balance as of December 31, 2008	$ 1,887,200
Realized gains (loss)	(6,391,406)
Change in unrealized appreciation (depreciation)	6,461,970
Amortization premium / discount	—
Net purchases (sales)	(108,544)
Net transfers in (out) of Level 3	—
Balance as of June 30, 2009	$ 1,849,220
Net change in unrealized appreciation (depreciation) from investments still held at June 30, 2009	$ —

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities as of June 30, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $78,470,494)	$ 42,744,521
Investment in Cash Management QP Trust (cost $251,912)	251,912
Total investments, at value (cost $78,722,406)	42,996,433
Cash	10,000
Dividends receivable	280,538
Interest receivable	98
Other assets	17,447
Total assets	43,304,516
Liabilities
Distributions payable	4,376
Unrealized depreciation on interest rate swaps	731,138
Accrued investment management fee	13,551
Other accrued expenses and payables	374,758
Total liabilities	1,123,823
Preferred Shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 560 shares issued and outstanding)	14,000,000
Net assets applicable to common shareholders, at value	$ 28,180,693
Net Assets Applicable to Common Shareholders Consist of
Undistributed net investment income	1,952,223
Net unrealized appreciation (depreciation) on: Investments	(35,725,973)
Interest rate swaps	(731,138)
Accumulated net realized gain (loss)	(443,052,759)
Cost of 1,484,532 shares held in treasury	(25,844,311)
Paid-in capital	531,582,651
Net assets applicable to common shareholders, at value	$ 28,180,693
Net Asset Value
Net Asset Value per common share ($28,180,693 ÷ 37,904,857 shares of common stock outstanding, $.01 par value, 240,000,000 common shares authorized)	$ .74

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations for the six months ended June 30, 2009 (Unaudited)
Investment Income
Income: Dividends	$ 2,900,538
Interest	3,783
Interest — Cash Management QP Trust	22,811
Total Income	2,927,132
Expenses: Management fee	206,400
Administration fee	14,876
Services to shareholders	11,225
Custodian and accounting fees	27,783
Legal fees	215,216
Audit and tax fees	57,828
Directors' fees and expenses	3,169
Reports to shareholders and shareholder meeting	359,258
Stock exchange listing fee	7,715
Interest expense	279,933
Auction service fee	41,675
Other	19,072
Total expenses before expense reductions	1,244,150
Expense reductions	(48,565)
Total expenses after expense reductions	1,195,585
Net investment income	1,731,547
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(58,215,703)
Interest rate swaps	(10,905,725)
(69,121,428)
Changes in net unrealized appreciation (depreciation) on: Investments	49,584,881
Interest rate swaps	12,197,924
61,782,805
Net gain (loss)	(7,338,623)
Net increase (decrease) in net assets resulting from operations	(5,607,076)
Distributions to Preferred Shareholders	(297,480)
Net increase (decrease) in net assets, applicable to common shareholders	$ (5,904,556)

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
Operations: Net investment income	$ 1,731,547	$ 34,867,215
Net realized gain (loss)	(69,121,428)	(377,115,902)
Change in net unrealized appreciation (depreciation)	61,782,805	(50,813,955)
Net increase (decrease) in net assets resulting from operations	(5,607,076)	(393,062,642)
Distributions to Preferred Shareholders	(297,480)	(14,646,994)
Net increase (decrease) in net assets, applicable to common shareholders	(5,904,556)	(407,709,636)
Distributions to common shareholders from: Net investment income	—	(27,189,410)
Net realized gains	—	(42,784,235)
Return of capital	—	(25,091,735)
Total distributions to common shareholders	—	(95,065,380)
Increase (decrease) in net assets	(5,904,556)	(502,775,016)
Net assets at beginning of period applicable to common shareholders	34,085,249	536,860,265
Net assets at end of period applicable to common shareholders (including undistributed net investment income of $1,952,223 and $518,156, respectively)	$ 28,180,693	$ 34,085,249
Other Information
Common shares outstanding at beginning of period	37,904,857	37,904,857
Common shares outstanding at end of period	37,904,857	37,904,857

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights

Years Ended December 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data Applicable to Common Shareholders
Net asset value, beginning of period	$ .90	$ 14.16	$ 22.42	$ 18.39	$ 19.31	$ 15.45
Income (loss) from investment operations: Net investment income[b]	.05	.92	.90	.92	.81	.77
Net realized and unrealized gain (loss)	(.20)	(11.28)	(7.00)	6.02	.71	4.59
Total from investment operations	(.15)	(10.36)	(6.10)	6.94	1.52	5.36
Distributions to Preferred Shareholders from net investment income (common share equivalent)	(.01)	(.39)	(.49)	(.44)	(.29)	(.14)
Net increase (decrease) in net assets resulting from operations applicable to common shareholders	(.16)	(10.75)	(6.59)	6.50	1.23	5.22
Less distributions from: Net investment income	—	(.72)	(1.46)	(1.26)	(.71)	(1.20)
Net realized gains	—	(1.13)	(.24)	(1.23)	(1.49)	(.16)
Return of capital	—	(.66)	—	—	—	—
Total distributions to common shareholders	—	(2.51)	(1.70)	(2.49)	(2.20)	(1.36)
NAV accretion resulting from repurchases of shares at value[b]	—	—	.03	.02	.05	—
Net asset value, end of period	$ .74	$ .90	$ 14.16	$ 22.42	$ 18.39	$ 19.31
Market price, end of period	$ .54	$ .66	$ 12.90	$ 19.32	$ 15.35	$ 16.84
Total Return
Based on net asset value (%)[c,d]	(17.78)**	(91.23)	(29.88)	39.01	8.84	36.66
Based on market price (%)[c,d]	(18.18)**	(93.45)	(25.87)	43.51	4.17	20.35
Years Ended December 31, (continued)	2009[a]	2008	2007	2006	2005	2004
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	34	537	863	714	761
Ratio of expenses before expense reductions (%) (based on net assets of common shares)[e,f]	8.23*	1.90	1.43	1.41	1.45	1.54
Ratio of expenses after expense reductions (%) (based on net assets of common shares)[e,g]	7.87*	1.48	1.07	1.05	1.08	1.16
Ratio of net investment income (%) (based on net assets of common shares)[h]	6.40i**	8.47	4.47	4.47	4.29	4.68
Ratio of net investment income (%) (based on net assets of common and preferred shares)	3.54i**	4.78	3.07	3.10	2.91	3.03
Portfolio turnover rate (%)	186**	37	30	19	21	43
Preferred Share information at period end: Aggregate amount outstanding ($ millions)	14	33	350	350	350	350
Asset coverage per share ($)***	75,323	50,822	63,347	86,655	75,972	79,324
Liquidation value per share ($)	25,000	25,000	25,000	25,000	25,000	25,000
[a] For the six months ended June 30, 2009 (Unaudited).
[b] Based on average common shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[e] Increase in expense ratio is the result of significant reduction of assets and the addition of certain expenses related to proxy costs.
[f] The ratio of expenses before expense reductions (based on net assets of common and preferred shares) were 4.55%*, 1.08%, .99%, .98%, .98%, and 1.00% for the periods ended June 30, 2009, December 31, 2008, 2007, 2006, 2005 and 2004, respectively.
[g] The ratio of expenses after expense reductions (based on net assets of common and preferred shares) were 4.35%*, .84%, .74%, .73%, .73%, and .75% for the periods ended June 30, 2009, December 31, 2008, 2007, 2006, 2005 and 2004, respectively.
[h] Net investment income ratios for the six months ended June 30, 2009 and the years ended December 31, 2008, 2007, 2006, 2005 and 2004 do not reflect distributions to Preferred Shareholders. Ratios reflecting such payments are 5.30%**, 4.91%, 2.05%, 2.34%, 2.74% and 3.85%, respectively.
[i] The ratio for the six months ended June 30, 2009, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividends received may require year end adjustments and reclassifications.
* Annualized
** Not annualized
*** Asset coverage per share equals net assets of common shares plus the liquidation value of the Preferred Shares divided by the total number of Preferred Shares outstanding at the end of the period.

Notes to Consolidated Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS RREEF Real Estate Fund II, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Maryland corporation. The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares, $0.01 par value per share, and 10,000,000 shares are classified as Preferred Shares, $0.01 par value per share.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. Effective February 4, 2009, the Fund invests indirectly in Canyon Ranch Holdings LLC through its wholly-owned subsidiary, DWS Real Estate Fund II, Inc., a corporation organized under the laws of the state of Delaware (the "Subsidiary"). As of June 30, 2009, the Fund's investment in the Subsidiary was $1,795,843, representing 6.4% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Derivatives. The Fund has adopted the provisions of Statement of Financial Accounting Standard No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities," effective at the beginning of the Fund's fiscal year. FAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments under FAS 133. The disclosure below is presented in accordance with FAS 161.

Interest Rate Swap Contracts. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments and issued preferred shares. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

The primary risk exposure of the interest rate swap contracts is interest rate contract risk. See Consolidated Statement of Assets and Liabilities for net unrealized appreciation (depreciation) on interest rate swaps. See Consolidated Statement of Operations for net realized gain (loss) from interest rate swaps and for changes in net unrealized appreciation (depreciation) on interest rate swaps.

A summary of the open interest rate swaps as of June 30, 2009 is included in a table following the end of the Fund's Consolidated Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

It was previously anticipated that the Fund would not qualify as a regulated investment company for the fiscal year ending December 31, 2009, and would be subject to corporate-level federal and state taxes for the period. This was due to the expectation that a certain security holding would likely generate non-qualifying income in excess of 10% of the Fund's total gross income in violation of Section 851 (b)(2) of the Internal Revenue Code. Accordingly, the Fund accrued for federal and state income taxes as income was recognized. Actual revenue results received from the portfolio holding in question for the first quarter of 2009 revealed less non-qualifying income than previously estimated. Such reduced amount of non-qualifying income, when combined with the recognition of recent market gains, provided fund managers with the opportunity to manage the fund into qualifying status. It is anticipated that the Fund will qualify as a regulated investment company for the fiscal year ending December 31, 2009, and as a result, the Fund reversed the recorded tax liability.

At December 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $197,783,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016, the expiration date, whichever occurs first.

In addition, from November 1, 2008 through December 31, 2008, the Fund incurred approximately $172,675,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2009.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2008 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are usually declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund estimates that at times it will distribute more than its income, therefore, a portion of the distributions may be a return of capital. The Fund did not declare a distribution to common shareholders in March 2009 because market conditions resulted in a decline in portfolio values causing the Fund to not meet the preferred share asset coverage ratio that is a precondition to the declaration of common share distributions under the 1940 Act. The Fund did not declare a distribution to common shareholders in June 2009 because the Fund did not have sufficient income to pay a distribution.

Preferred Shares. As of June 30, 2009, the Fund had 112 shares of Series A, 112 shares of Series B, 112 shares of Series C, 112 shares of Series D and 112 shares of Series E preferred shares ("Preferred Shares") outstanding, each at a liquidation value of $25,000 per share. During the six months ended June 30, 2009, the Fund redeemed a total of 760 of its Preferred Shares (152 shares of each of Series A, B, C, D and E Preferred Shares) at their liquidation preference of $25,000 per share, aggregating to $19,000,000 in order to ensure compliance with the Fund's asset coverage requirements. The Fund redeemed the Preferred Shares with the proceeds from sales of portfolio assets, resulting in a reduction of the Fund's overall leverage. The Fund incurred brokerage expenses as a result of such sales.

The Preferred Shares are senior to, and have certain class-specific preferences over, the Fund's common shares. The dividend rate on each series of Preferred Shares is set through a "Dutch" auction process, and the dividends are generally paid every seven days. In the auction process, holders of the Preferred Shares indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. If an auction fails, the Preferred Shares' dividend rate adjusts to a "maximum rate," which, based on current Preferred Share ratings (AAA as of June 30, 2009), is the greater of (i) 125% of the applicable AA Composite Commercial Paper Rate and (ii) 2.5% plus the applicable AA Composite Commercial Paper Rate. In addition, existing Preferred Shareholders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Preferred Shareholders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the Preferred Shares, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount.

During the six months ended June 30, 2009, the dividend rates ranged from 2.590% to 3.651% for Series A, 2.580% to 3.651% for Series B, 2.610% to 2.960% for Series C, 2.570% to 2.851% for Series D and 2.610% to 3.651% for Series E. The 1940 Act requires that the Preferred Shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two directors at all times, and b) elect a majority of the directors at any time when dividends on the Preferred Shares are unpaid for two full years. Unless otherwise required by law or under the terms of the Fund's Articles Supplementary, each Preferred Share is entitled to one vote and Preferred Shareholders will vote together with common shareholders as a single class and have the same voting rights. Dividends on the Preferred Shares are cumulative. The Fund is subject to certain limitations and restrictions while the Preferred Shares are outstanding. Under its Articles Supplementary, the Fund is required to maintain asset coverage of at least 200% with respect to the Preferred Shares as of the last business day of each month in which any Preferred Shares are outstanding.

Since February 2008, the Fund, like many other closed-end funds throughout the industry, has experienced failed auctions on its auction rate Preferred Shares. These auctions have failed because there were not enough bids to cover the shares for sale, indicating a lack of liquidity in the market. While repeated auction fails have affected the liquidity for the auction rate Preferred Shares, a failed auction does not represent a default or loss of capital of the Fund's auction rate Preferred Shares and the auction rate Preferred Shareholders have continued to receive dividends at the previously defined "maximum rate". As of June 30, 2009, the Preferred Shares of the Fund were AAA rated by its respective rating agencies. Prolonged auction failures may increase the cost of leverage to the Fund.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the consolidated financial statements as a return of capital for tax reporting purposes.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $89,215,368 and $109,741,034, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Investment Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, subject at all times to the general supervision of the Fund's Board of Directors (the "Board").

Pursuant to the Investment Management Agreement, the Investment Manager has delegated the day to day management of the Fund's investment portfolio to RREEF America, L.L.C. (the "Investment Advisor"), also an indirect, wholly owned subsidiary of Deutsche Bank AG and an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. Subject to the general supervision of the Board and the Investment Manager, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The Investment Management Fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the Fund's average daily total managed assets, computed and accrued daily and payable monthly. Total managed assets equal the net asset value of the common shares plus the liquidation preference of any Preferred Shares plus the principal amount of any borrowings used for leverage.

In addition, for the period January 1, 2009 through August 28, 2009, the Investment Manager has contractually agreed to waive a portion of its Investment Management Fee in the amount of 0.20% of the Fund's average daily total managed assets. Effective August 29, 2009 such waiver will decline by 0.05% in each year, with all waivers expiring August 29, 2012. Accordingly, for the six months ended June 30, 2009, the Investment Manager waived a portion of its Investment Management Fee pursuant to the Investment Management Agreement aggregating $48,565 and the amount imposed aggregated $157,835, which was equivalent to an annualized effective rate of 0.65% of the Fund's average daily total managed assets.

Under a new management agreement scheduled to take effect as of September 1, 2009, the Fund's management fee will be fixed at an annual rate of 0.55% of the Fund's average daily total managed assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Investment Manager and Investment Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2009, the amount charged to the Fund by DISC aggregated $8,945, of which $3,964 is unpaid.

DWS Investments Fund Accounting Corporation ("DIFA"), an affiliate of the Investment Manager and the Investment Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DIFA and State Street Bank and Trust Company ("SSB"), DIFA has delegated certain fund accounting functions to SSB. DIFA compensates SSB for the accounting service fee it receives from the Fund. The amount charged to the Fund for the six months ended June 30, 2009 by DIFA aggregated $23,027, of which $4,126 is unpaid.

Deutsche Bank Trust Company Americas ("DBTCA"), an affiliate of the Investment Manager and the Investment Advisor, is the auction agent with respect to the Preferred Shares. The auction agent will pay each broker dealer a service charge from funds provided by the Fund ("Auction Service Fee"). The Auction Service Fee charged to the Fund for the six months ended June 30, 2009 aggregated $41,675, of which $15,258 is unpaid.

In addition, DBTCA, as auction agent, is paid an administration fee. The amount charged to the Fund for the six months ended June 30, 2009 aggregated $14,876, all of which was paid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2009, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $7,526, of which $6,555 is unpaid.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Investment Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

E. Secured Credit Facility

The Fund entered into a secured credit facility with two commercial banks effective August 26, 2008. The secured credit facility had an initial term of 364 days and initially allowed the Fund to borrow in an aggregate amount up to $275,000,000 ($33,000,000 effective January 14, 2009). A commitment fee was charged to the Fund and is included with "interest expense" on the Consolidated Statement of Operations. An arrangement fee incurred by the Fund in connection with this facility was deferred and has been amortized on a straight-line basis over the term if the facility.

Effective February 5, 2009, the secured credit facility was terminated. The facility was originally needed to facilitate the redemption of the Fund's Preferred Shares. In the first quarter of 2009, using cash on hand, the Fund redeemed a total of 760 of its Preferred Shares (152 shares of each of its Series A, B, C, D and E Preferred Shares) at their liquidation preference of $25,000 per share, aggregating to $19,000,000. See Note A, Significant Accounting Policies — Preferred Shares.

F. Review for Subsequent Events

In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165 "Subsequent Events," adopted by the Fund as of June 30, 2009, events and transactions from July 1, 2009 through August 20, 2009, the date the consolidated financial statements were available to be issued, have been evaluated by management for subsequent events. Apart from the previously disclosed management fee reduction effective September 1, 2009, (See Note C Related Parties), management has determined that there were no material events that would require disclosure in the Fund's consolidated financial statements through this date.

Other Information

Bylaw Amendments

On March 11, 2009, the Fund's Board of Directors approved an amendment to the Fund's by-laws expanding the conditions under which a meeting of shareholders may be adjourned.

On April 9, 2009, the Fund's Board of the Directors approved an amendment to the Fund's bylaws requiring higher thresholds for Director approval of investment advisory agreements in certain circumstances.

On July 15, 2009, the Fund's Board of Directors adopted an amendment to the Fund's bylaws clarifying the application of the advance notice provision, which sets forth the time within which stockholders must submit nominations and other business to be properly brought before the Fund's annual meetings.

Notice of Possible Share Repurchases

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and on such terms as the Directors may determine.

Certifications

The Fund's chief executive officer has certified to the NYSE Alternext US LLC (formerly known as the American Stock Exchange LLC) within thirty days of the Fund's stockholder annual meeting of June 2, 2008, that he was not aware of any violation by the Fund of applicable NYSE Amex LLC corporate governance listing standards. The Fund's reports on Form N-CSRs and N-Q contain certifications by the Fund's chief executive officer and chief financial officer that relate to the Fund's disclosure in such reports and that are required by the Rule 30a-2(a) under the Investment Company Act.

Stockholder Meeting Results

A Special Meeting of Stockholders of DWS RREEF Real Estate Fund II, Inc. (the "Fund") was held on May 20, 2009 at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017. The following matter was voted upon by the Stockholders of the Fund.

1. The approval of the liquidation and dissolution of DWS RREEF Real Estate Fund II, Inc. pursuant to a plan of Liquidation and Dissolution:

Number of Votes:
For	Against	Abstain
13,292,347	6,568,678	568,768

The proposal to liquidate the Fund was not approved since the affirmative vote did not constitute the required majority of the Fund's outstanding common stock and preferred stock. Therefore, the Fund continues to exist as a closed-end registered investment company in accordance with its stated investment objective and policies.

Dividend Reinvestment and Cash Purchase Plan

The Board of Directors of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for shareholders who have not elected in writing to receive dividends and distributions in cash. (each a "Participant"). A Plan Agent (currently, Computershare Inc.) has been appointed by the Fund's Board of Directors to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund's Web site at www.dws-investments.com or by calling (800) 294-4366.

Whenever the Fund declares an income dividend or a capital gains distribution payable in shares of common stock or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund. If the market price per share of the Fund's common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares of common stock to be issued by the Fund and credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the common stock on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the common stock for the Participant's account. Should the Fund declare an income dividend or capital gains distribution payable only in cash, the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) shall be applied to the purchase on the open market of shares of common stock for the Participant's account. Each Participant, semiannually, also has the option of sending additional funds, in any amount from $100 to $3,000, for the purchase on the open market of shares of common stock for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common stock as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. Optional cash payments should be made in US dollars and be sent by first-class mail, postage prepaid, to DWS Investments Service Company (the "Transfer Agent") at the following address:

DWS RREEF Real Estate Fund II, Inc.
Dividend Reinvestment and Cash Purchase Plan
210 West 10th Street, Kansas City, MO 64105
(800) 294-4366

Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investment of voluntary cash payments and other open-market purchases may be made on any securities exchange where the shares of common stock are traded, in the OTC market or in negotiated transactions.

A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes.

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account.

The service fees for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each optional cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than 10 days prior to any dividend or distribution record date; otherwise, such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund's common stock are listed, or any other regulatory authority and with certain other limited exceptions, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof.

If a Participant elects, by notice to the Plan Agent in writing in advance of such termination, to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to the Transfer Agent at P.O. Box 219066, Kansas City, Missouri 64105 or (800) 294-4366.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Ropes & Gray LLP One International Place Boston, MA 02110
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
AMEX Symbol	SRO
CUSIP Numbers	Common Shares	23338X 102
	Series M	23338X 201
	Series T	23338X 300
	Series W	23338X 409
	Series Th	23338X 508
	Series TF	23338X 607

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Information Regarding Stockholder Rights Plan

August 28, 2009

Dear DWS RREEF Real Estate Fund II, Inc. Stockholder:

As you are aware, in connection with the proposed liquidation of DWS RREEF Real Estate Fund II, Inc. (the "Fund"), on April 9, 2009 the Fund's Board of Directors adopted a Stockholder Rights Plan (the "Original Plan"). The Original Plan by its terms expired on August 18, 2009. As a result, on August 14, 2009 the Fund's Board of Directors adopted a new Rights Plan (the "Plan"). NO ACTION IS REQUIRED BY YOU WITH RESPECT TO THE PLAN. THE INFORMATION SET FORTH HEREIN IS FOR INFORMATIONAL PURPOSES ONLY.

Pursuant to the Plan, the Fund declared a dividend of one Right for each outstanding share of the Fund's common stock outstanding as of the close of business on August 28, 2009. Under certain circumstances described in the attached summary, the Rights would allow you to purchase four (4) additional shares of common stock at par value, or $0.01, per share. The Rights initially attach to the Fund's common stock and will transfer only with the common stock. Certificates evidencing the Rights will not be issued, nor will the Rights be exercisable, unless and until an event arises that triggers their effectiveness. The issuance of the Rights will not change the way you trade the Fund's shares.

A summary description of the principal features of the Rights is attached.

Sincerely,

DWS RREEF REAL ESTATE FUND II, INC.
Paul K. Freeman
Chairman of the Board

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, CERTAIN RIGHTS OWNED BY ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) SHALL BECOME NULL AND VOID.

SUMMARY OF RIGHTS TO PURCHASE
COMMON SHARES

On August 14, 2009, the Board of Directors of DWS RREEF Real Estate Fund II, Inc. (the "COMPANY") adopted a resolution declaring a dividend of one right (a "RIGHT") for each outstanding share of common stock, par value $.01 per share (the "COMMON SHARES"), of the Company. The dividend is payable on August 28, 2009 (the "RECORD DATE") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company four (4) Common Shares at a price equal to the aggregate par value of such Common Shares (the "PURCHASE PRICE"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of August 18, 2009 (the "RIGHTS AGREEMENT") between the Company and The Bank of New York Mellon, as Rights Agent (the "RIGHTS AGENT").

Until the Distribution Date, as defined below, the Rights will be evidenced, with respect to any of the Common Shares outstanding as of the Record Date, by such Common Share with a copy of this Summary of Rights deemed attached thereto. The "DISTRIBUTION DATE" is the date ten days (or such earlier or later date as the Board of Directors may from time to time fix by resolution adopted prior to the time that the Distribution Date would have otherwise occurred) following the earlier of (i) a public announcement (including by the Acquiring Person's filing of a Schedule 13D or 13G or an amendment thereto) that a person or group of affiliated or associated persons have acquired beneficial ownership of the Triggering Percentage, as defined below, or more of the outstanding Common Shares of the Company (an "ACQUIRING PERSON"); and (ii) the date on which any person commences a tender or exchange offer which, if consummated, would result in such Person becoming an Acquiring Person, provided, however, that if any such tender or exchange offer is cancelled, terminated or withdrawn prior to the Distribution Date without the purchase of any Common Shares pursuant thereto, such offer shall be deemed never to have been made. The "TRIGGERING PERCENTAGE" of the Common Shares is 6% or, if greater, that percentage that is equal to 0.01% more than the highest percentage of the outstanding Common Shares beneficially owned by any person as of the close of business on August 14, 2009.

The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Shares issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the transfer of any Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with such Common Shares. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("RIGHT CERTIFICATES") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on December 26, 2009 (the "FINAL EXPIRATION DATE"), unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

The number of outstanding Rights and the number of Common Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or similar transactions involving the Common Shares.

Common Shares purchasable upon exercise of the Rights will not be redeemable.

Once an Acquiring Person becomes an Acquiring Person, the Rights Agreement provides that any Rights that are or were acquired or beneficially owned on or before the Distribution Date or that are acquired or become beneficially owned after the Distribution Date by any Acquiring Person (or any associate or affiliate thereof) will be void. At any time after any person or group becomes an Acquiring Person, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of four (4) Common Shares per Right (subject to adjustment).

The Rights Agreement provides that none of the Company's directors or officers shall be deemed to beneficially own any Common Shares owned by any other director or officer by virtue of such persons acting in their capacities as such, including in connection with the formulation and publication of the Board of Directors' recommendation of its position, and actions taken in furtherance thereof, with respect to an acquisition proposal relating to the Company or a tender or exchange offer for the Common Shares.

In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right (other than Rights owned by such person or group which will have become void) will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, four (4) shares of common stock of the acquiring company.

The Company may, but shall not be required to, issue fractions of Common Shares upon exercise of the Rights.

At any time prior to any person becoming an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "REDEMPTION PRICE"). The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors in its sole discretion may establish.

Prior to the Distribution Date, the Company and the Rights Agent may from time to time supplement or amend the Rights Agreement without the approval of any holder of a Right in any respect. From and after the Distribution Date, the Company may from time to time supplement or amend the Rights Agreement without the approval of any holder of a Right in order to cure any ambiguity, to correct or supplement any provision contained in the Rights Agreement which may be defective or inconsistent with any other provisions, or to make any other provisions with respect to the Rights which the Company may deem necessary or desirable; provided, however, that after any Person becomes an Acquiring Person, the Rights Agreement may not be amended in any manner which would adversely affect the interests of the holders of Rights as a group (other than any Acquiring Person and its affiliates and associates).

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission by the Company as an Exhibit to the Form 8-A filed on August 18, 2009. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	0	$0	n/a	n/a
February 1 through February 28	0	$0	n/a	n/a
March 1 through March 31	0	$0	n/a	n/a
April 1 through April 30	0	$0	n/a	n/a
May 1 through May 31	0	$0	n/a	n/a
June 1 through June 30	0	$0	n/a	n/a

Total	0	$0	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Fund II, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Real Estate Fund II, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 28, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 28, 2009